 Exhibit 99.2
SEPARATION AGREEMENT AND RELEASE
RECITALS
      This Separation Agreement and Release (the "Agreement") is by and between Netgear, Inc.
(the "Company") and Jonathan R. Mather ("Executive").
      WHEREAS, Executive is employed by the Company as its Executive Vice President and
Chief Financial Officer;
      WHEREAS, Executive and the Company entered into an Employment Agreement
("Employment Agreement") on August 10, 2001;
      WHEREAS, Executive signed the Company's Employee Invention Assignment and
Proprietary Information Agreement (the "Proprietary Information Agreement") on August 10, 2001;
      WHEREAS, the Company granted Executive options to purchase shares of the Company's common stock (the "Options"), subject to the terms and conditions of the Company's 2000 Stock
Plan and 2003 Stock Plan (collectively, the "Plans") and the stock option agreements accompanying such Options (the Plans and stock option agreements, including any exhibits thereto, shall be referred to as the "Stock Agreement"); and
      WHEREAS, the Parties now wish to confirm the terms of the Executive's separation from the Company and detail the mutual promises of Executive and Company in connection therewith.
      NOW THEREFORE, in consideration of the promises made herein, the Parties hereby agree as follows:
COVENANTS
      1.        Transition.
            (a)        The Parties agree that the Executive shall continue to be employed with the
Company in his current capacity during the transition period (the "Transition Period") from the
Effective Date (as defined in Section 26 herein) through October 31, 2006, provided that in the event the Company has not successfully hired a replacement for the Executive by October 31, 2006, the
Company and the Executive may discuss and mutually agree to extend the Transition Period up to and through December 31, 2006 (the last day of the Transition Period being referred to hereinafter as the "Separation Date"). During the Transition Period, Executive shall continue to receive the same compensation, relocation, expense reimbursement, and all other employee benefits he currently receives, including housing allowance, travel to Southern California, and gross up for all expense reimbursements.
            (b)        Upon the Separation date, Executive shall effectively resign from any and all positions and titles, whether official or unofficial, that Executives holds at the Company or any of its subsidiaries.
            (c)        The Company acknowledges that if it breaches this Section 1 of the Agreement, such breach may cause damage to Executive above and beyond any amounts not paid to Executive pursuant to this Section and that Executive will have the right to recover such damages, including but not limited to the amount of any additional personal income taxes he may be required to pay as a result of such breach by the Company. Notwithstanding the foregoing, the Executive acknowledges that it is not a breach of this Agreement and the Company shall not be liable for any damages to
Executive if the Executive's employment is terminated for Cause (as defined in subsection (d)
below) during the Transition Period. In the event of such termination for Cause during the
Transition Period, (i) the parties agree that this Agreement shall immediately become null and void and neither party shall have any further obligations hereunder; and (ii) for purposes of clarification, the modification of the exercise period for the Executive's stock options provided for in Section 2(c)
will not occur, and Executive will only be able to exercise his stock options as normally provided for under the terms and conditions as specified in the stock option grant agreements related to such stock options. Nothing in this Section 1 shall prevent Executive from pursuing whatever remedies he has to contest a termination for Cause, including seeking to enforce the terms of this Agreement.
            (d)        For the purposes of this Section 1, "Cause" shall mean (i) an act of dishonesty made by Executive in connection with Executive's responsibilities as an employee, (ii) Executive's conviction of, or plea of nolo contendere to, a felony; or (iii) Executive's gross misconduct.
      2.        Retention Consideration. In exchange for good and valuable consideration, including but not limited to Executive's performance of certain transitional services detailed hereunder and continued employment during the Transition Period, the Executive shall receive the following retention benefits:
            (a)        Retention Pay. The Company shall pay Executive thirty-nine (39) weeks of his current base salary in the total amount of Dollars Two Hundred and Twenty-One Thousand, Two
Hundred and Fifty only ($221,250.00), less applicable withholdings (the "Retention Payments").
These Retention Payments will be made to Executive as follows: (i) the first payment comprising 26 weeks of Executive's current base salary shall be made in a lump sum on the first day following the six month anniversary of the Separation Date; and (ii) thereafter the remaining payments shall be made in installments on a semi-monthly basis in accordance with the Company's regular payroll practices.
            (b)        MBO Bonus. Executive shall continue to participate in the Company's 2006 bonus plan during the Transition Period, and shall be eligible to receive the bonus pro-rated through the Separation Date based upon the Company's achievement of various financial and/or other goals established by the Company's Board of Directors and the MBO's for 2006 set for the Executive in
his 2005 annual performance review (the "Potential Bonus Payment"). Any Potential Bonus
Payment shall be calculated in the same manner as the Company provides for its other employees who participate in the bonus plan, and shall be made on the first day following the six month anniversary of the Separation Date. The Potential Bonus Payment will be subject to applicable withholding and taxes.
                     (i)        Termination of Retention Payments. Executive acknowledges and agrees that should he accept employment with any of the following of the Company's competitors, his Retention Payments shall cease immediately and he shall immediately forfeit any Potential
Bonus Payment: (1) Linksys division of Cisco Systems, Inc.; (2) Dlink Systems, Inc.; and (3) Belkin
Corporation. Executive agrees that if he accepts an offer of employment from any of the above referenced companies within nine (9) months following the Separation Date, he shall notify the
Company not later than 48 hours following his acceptance of any such employment offer, whether written or oral.
            (c)        Stock. Executive is fully vested in all of his stock options. With respect to the stock option with a grant date of March 11, 2005, the resale restrictions on the shares underlying such option shall continue to expire in accordance with the terms of such option grant. Executive shall be eligible to exercise his vested options through December 31, 2007, after which all unexercised options shall expire.
            (d)        COBRA. Executive's health insurance benefits will cease at the end of the month of his Separation Date, subject to Executive's right to continue his health insurance under COBRA.
The Company shall reimburse Executive for the payments he makes for COBRA coverage for a period of nine (9) months beginning on the first day of the next month immediately following his
Separation Date and concluding on the last day of the ninth month thereafter. The Company shall make these COBRA reimbursement payments to Executive within ten (10) days following his provision to the Company of documentation substantiating his payments for COBRA coverage and no earlier than six months and one day from the Separation Date. Executive's participation in all other benefits and incidents of employment (including, but not limited to, vacation and paid time off)
ceases on the Separation Date.
      3.        Transitional Services. Executive agrees to endeavor in good faith to undertake the following tasks during the Transition Period:
      (i)        continue to perform Executive's day-to-day duties consistent with Executive's position within the Company, as shall reasonable be assigned to him by the Company's Chief
Executive Officer and/or Board of Directors;
      (ii)        use reasonable efforts within Executive's control to implement the Company's international tax restructuring;
(iii)        assist the Board of Directors in its search for a candidate to fill the Executive's position; and
(iv)        train the replacement candidate and other finance department employees as appropriate to facilitate a reasonable smooth transition of Executive's duties, projects and assignments prior to the Separation Date.
      4.        Consulting Services. After the Separation Date and upon mutual agreement of the
Parties, the Company may retain Executive, and Executive may agree to serve, as a consultant to the
Company for further projects as directed by the Board of Directors. Executive's consulting fee for such services shall be two hundred dollars ($200) per hour plus reasonable expenses.
      5.        Confidential Information. Executive shall continue to comply with the terms and conditions of the Proprietary Information Agreement, and maintain the confidentiality of all of the
Company's confidential and proprietary information. Executive shall also return to the Company all of the Company's property and confidential and proprietary information by the Separation Date.
      6.        Release of Claims. Executive agrees that the consideration provided in this Agreement, when paid, represents settlement in full of all outstanding obligations owed to Executive by the
Company and its current and former officers, directors, employees, agents, investors, attorneys, shareholders, administrators, affiliates, divisions, subsidiaries, and predecessor and successor corporations and assigns (collectively the "Releasees"). Executive hereby and forever releases the
Releasees from any claim, complaint, charge, duty, obligation or cause of action relating to any matters of any kind, whether presently known or unknown, suspected or unsuspected, that Executive may possess against any of the Releasees arising from any omissions, acts or facts that have occurred from the beginning of time to the date Executive signs this Release, including, without limitation:
            (a)        any and all claims relating to or arising from Executive's employment with the
Company, or the separation of employment contemplated herein;
            (b)        any and all claims relating to, or arising from, Executive's right to purchase, or actual purchase of, shares of Company stock, including, but not limited to, any claims for fraud, misrepresentation, breach of fiduciary duty, breach of duty under applicable state corporate law, and securities fraud under any state or federal law;
            (c)        any and all claims under the law of any jurisdiction, including, but not limited to, wrongful discharge of employment; constructive discharge from employment; termination in violation of public policy; discrimination; breach of contract, both express and implied; breach of a covenant of good faith and fair dealing, both express and implied; promissory estoppel; negligent or intentional infliction of emotional distress; negligent or intentional misrepresentation; negligent or intentional interference with contract or prospective economic advantage; unfair business practices;
defamation; libel; slander; negligence; personal injury; assault; battery; invasion of privacy; false imprisonment; and conversion;
            (d)        any and all claims for violation of any federal, state or municipal statute, including, but not limited to, Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1991,
the Age Discrimination in Employment Act of 1967, the Americans with Disabilities Act of 1990, the Fair Labor Standards Act, the Employee Retirement Income Security Act of 1974, The Worker
Adjustment and Retraining Notification Act, Older Workers Benefit Protection Act; the California
Fair Employment and Housing Act, and the California Labor Code;
            (e)        any and all claims for violation of the federal, or any state, constitution;
            (f)        any and all claims arising out of any other laws and regulations relating to employment or employment discrimination;
            (g)        any claim for any loss, cost, damage, or expense arising out of any dispute over the non-withholding or other tax treatment of any of the proceeds received by Executive as a result of this Agreement, except as provided herein, including the provisions of Section 1(c); and
            (h)        any and all claims for attorney fees and costs except as specifically provided herein.
      The Company hereby and forever releases Executive from any claim, complaint, charge, duty, obligation or cause of action relating to any matters of any kind, whether presently known or unknown, suspected or unsuspected, that Company may possess against Executive arising from any omissions, acts or facts that have occurred from the beginning of time to the date of this Release, except for any claims, complaints, charges, duties, obligations or causes of action for which
Executive is not entitled to indemnification under any and all applicable laws, statutes, and insurance policies of the Company, the Company's certificate of incorporation or bylaws, or agreements with the Company, including but not limited to the Form of Indemnification Agreement dated June 30,
2003.
      The Company and Executive agree that the release set forth by each of them in this section shall be and remain in effect in all respects as a complete general release as to the matters released.
This release does not extend to any obligations incurred under this Agreement, including the provisions of Section 17.
      7.        Acknowledgement of Waiver of Claims Under ADEA. Executive acknowledges that he is waiving and releasing any rights he may have under the Age Discrimination in Employment Act of 1967 ("ADEA") and that this waiver and release is knowing and voluntary. Executive and the
Company agree that this waiver and release does not apply to any rights or claims that may arise under the ADEA after the Separation Date. Executive acknowledges that the consideration given for this waiver and release Agreement is in addition to anything of value to which Executive was already entitled. Executive further acknowledges that he has been advised by this writing that:
            (a)        he should consult with an attorney prior to executing this Agreement;
            (b)        he has up to twenty-one (21) days within which to consider this Agreement;
            (c)        he has seven (7) days following his execution of this Agreement to revoke this
Agreement;
            (d)        this ADEA waiver shall not be effective until the revocation period has expired;
and,
            (e)        nothing in this Agreement prevents or precludes Executive from challenging or seeking a determination in good faith of the validity of this waiver under the ADEA, nor does it impose any condition precedent, penalties or costs for doing so, unless specifically authorized by federal law.
      8.        Civil Code Section 1542. The Company and Executive represent that they are not aware of any claims against Executive or any of the Releasees. The Company and Executive acknowledge that they have been advised to consult with legal counsel and are familiar with the provisions of
California Civil Code Section 1542, which provide as follows:
A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.
      The Company and Executive, being aware of this code section, agree to expressly waive any rights they may have thereunder, as well as under any other statute or common law principles of similar effect.
      9.        No Pending or Future Lawsuits. As of the date hereof, Executive and the Company represent that they have no lawsuits, claims, or actions pending in their name, or on behalf of any other person or entity, against each other or any other person or entity referred to herein, and they are not aware of any such lawsuits, claims or actions that may be brought against each other. As of the date hereof, Executive and the Company also represent that they do not intend to bring any claims on their own behalf or on behalf of any other person or entity against the other or any other person or entity referred to herein.
      10.        Application for Employment. Executive understands and agrees that, as a condition of this Agreement, he shall not be entitled to any employment with the Company, its subsidiaries or related companies, or any successor, and he hereby waives any alleged right of employment or re-employment with the Company, its subsidiaries or related companies, or any successor. For purposes of clarification, the above is not applicable in the case of the Company, its subsidiaries or related companies or any successor, voluntarily offering employment or re-employment (which shall be evidenced in writing) to Executive after the Separation Date.
      11.        Confidentiality. The parties acknowledge that once this Agreement is executed, the
Company will be obligated to publicly disclose this Agreement and file a copy with its Securities and Exchange filings. Prior to such public disclosure by the Company, (i) Executive agrees to maintain in complete confidence the existence of this Agreement, the contents and terms of this
Agreement and the consideration for this Agreement (hereinafter collectively referred to as
"Separation Information"). Except as required by law, Executive may disclose Separation
Information and the Agreement only to his immediate family members, the Court in any proceedings to enforce the terms of this Agreement, Executive's counsel, his accountant and any professional tax advisor to the extent that they need to know the Separation Information in order to provide advice on tax treatment or to prepare tax returns, and must prevent disclosure of any Separation Information to all other third parties. Executive agrees that he will not publicize, directly or indirectly, any
Separation Information; and (ii) The Company agrees to maintain in complete confidence the existence of this Agreement, the contents and terms of this Agreement and the consideration for this
Agreement. Except as required by law, the Company may disclose the Separation Information and the Agreement to its officers and directors, attorneys, outside auditors, tax authorities, and to its employees or agents who have a legitimate need to know the terms of this settlement in the course of performing their duties. The Company agrees that it will not publicize, directly or indirectly, any
Separation Information.
      12.        No Cooperation. After the Separation Date, Executive agrees that he will not knowingly counsel or assist any attorneys or their clients in the presentation or prosecution of any disputes, differences, grievances, claims, charges, or complaints by any third party against any of the
Releasees, unless under a subpoena or other court order to do so. Executive agrees both to immediately notify the Company upon receipt of any such subpoena or court order, and to furnish, within seven (7) business days of its receipt, a copy of such subpoena or court order to the Company.
If approached by anyone for counsel or assistance in the presentation or prosecution of any disputes, differences, grievances, claims, charges, or complaints against any of the Releasees, Executive shall state no more than that he cannot provide counsel or assistance.
      13.        Breach. Executive acknowledges and agrees that any breach of Section 6 ("Release of
Claims"), Section 8 ("Civil Code Section 1542"), or Section 12 ("No Cooperation") by Executive
shall constitute a material breach of the Agreement and shall entitle the Company immediately to recover the Retention Payments, Potential Bonus Payment and benefits provided in Section 1 hereof.
This provision is not intended to render, and does not render, any other breach of this Agreement immaterial.
      14.        Non-Disparagement. Executive agrees to refrain from any defamation, libel or slander of the Company, or tortious interference with the contracts and relationships of the Company. All inquiries by potential future employers of Executive will be directed to the Human Resource
Department. Upon inquiry, the Company will only state the following: Executive's last position and dates of Employment, and any other information and/or documentation legally required to be disclosed.
      The Company, including its Board of Directors, agrees to refrain from any defamation, libel or slander of Executive, or tortious interference with the contracts and relationships of Executive.
Upon inquiry or request for a reference, the Chairman of the Audit Committee (A. Timothy Godwin)
or the CEO of the Company (Patrick C. S. Lo) shall provide a reference for Executive.
      15.        Non-Solicitation. Executive agrees that for a period of twelve (12) months immediately following the Separation Date, Executive shall not directly or indirectly solicit, induce, recruit or encourage any of the Company's employees to leave their employment with Company to work for or with Executive; but subject to the foregoing, Executive may still have contact and dialogue with any employee who seeks advice from Executive.
      16.        No Admission of Liability. The Parties understand and acknowledge that this Agreement constitutes an agreement of the Parties involving the contemplated separation of employment of
Executive. No action taken by the Parties, previously or in connection with this Agreement, shall be construed to be: (a) an admission of the truth or falsity of any claims made, or (b) an admission by either party of any fault or liability whatsoever to the other party or to any third party.
      17. Indemnity. Nothing in this Agreement shall be construed as waiving Executive's right to indemnification pursuant to any and all applicable laws, statutes, and insurance policies of the
Company, the Company's certificate of incorporation or bylaws, and agreements with the Company, including but not limited to the Form of Indemnification Agreement dated June 30, 2003, which remains in full force and effect.
      18. Costs. The Parties shall each bear their own costs, expert fees, attorney fees and other fees incurred in connection with this Agreement, except that the Company agrees to reimburse
Executive for all reasonable attorney fees and costs (not to exceed $12,000) actually incurred by
Executive in connection with this Agreement and Executive's separation of employment from the
Company.
      19. Arbitration. The Parties agree that any and all disputes arising out of, or relating to, the terms of this Agreement, their interpretation, and any of the matters herein released, shall be subject to binding arbitration in Santa Clara County before the American Arbitration Association under its
National Rules for the Resolution of Employment Disputes. The Parties agree that the prevailing party in any arbitration shall be entitled to injunctive relief in any court of competent jurisdiction to enforce the arbitration award. The Parties agree that the prevailing party in any arbitration shall be awarded its reasonable attorney fees and costs. This section will not prevent either party from seeking injunctive relief (or any other provisional remedy) from any court having jurisdiction over the Parties and the subject matter of their dispute relating to Executive's obligations under this
Agreement and the agreements incorporated herein by reference.
      20. No Representations. Each party represents that it has had the opportunity to consult with an attorney, and has carefully read and understands the scope and effect of the provisions of this
Agreement. Neither party has relied upon any representations or statements made by the other party hereto which are not specifically set forth in this Agreement.
       21. Severability. In the event that any provision in this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable, or void, this Agreement shall continue in full force and effect without said provision so long as the remaining provisions remain intelligible and continue to reflect the original intent of the Parties.
       22. Entire Agreement. This Agreement, the Proprietary Information Agreement, the Form
of Indemnification Agreement dated June 30, 2003 and the Stock Agreement represent the entire agreement and understanding between the Company and Executive concerning the subject matter of this Agreement and Executive's relationship with the Company, and supersede and replace any and all prior agreements and understandings between the Parties concerning the subject matter of this
Agreement and Executive's relationship with the Company.
       23. No Waiver. The failure of any party to insist upon the performance of any of the terms and conditions in this Agreement, or the failure to prosecute any breach of any of the terms and conditions of this Agreement, shall not be construed as a waiver of such terms or conditions. This entire Agreement shall remain in full force and effect as if no such forbearance or failure of performance had occurred.
       24. No Oral Modification. Any modification or amendment of this Agreement, or additional obligation assumed by either party in connection with this Agreement, shall be effective only if placed in writing and signed by Executive and the Company's Chief Executive Officer.
       25. Governing Law. This Agreement shall be governed by the laws of the State of
California, without regard for choice of law provisions.
       26. Effective Date. This Agreement is effective after it has been signed by both parties and after eight (8) days have passed following the date Executive signed the Agreement (the "Effective
Date").
       27. Counterparts. This Agreement may be executed in counterparts, and each counterpart shall have the same force and effect as an original and shall constitute an effective, binding agreement on the part of each of the undersigned.
       28. Voluntary Execution of Agreement. This Agreement is executed voluntarily and with the full intent of releasing all claims, and without any duress or undue influence by any of the
Parties. The Parties acknowledge that:
(a) They have read this Agreement;
(b) They have been represented in the preparation, negotiation, and execution of this
Agreement by legal counsel of their own choice or that they have voluntarily declined to seek such counsel;
(c) They understand the terms and consequences of this Agreement and of the releases it contains; and
(d) They are fully aware of the legal and binding effect of this Agreement.
      IN WITNESS WHEREOF, the Parties have executed this Agreement on the dates set forth below.
Dated: 4/26/06                By:        /s/ Patrick C.S. Lo
                        Patrick C. S. Lo
                        Chairman and Chief Executive Officer
                        NETGEAR, Inc.

Dated: 4/26/06                By:        /s/ Jonathan R. Mather
                        Jonathan R. Mather, an individual